Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2012 and 2011

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Components of Other Operating Expenses	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 6
EBITDA, Operating Ratios and Earnings Per Share	Page 7
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Joint Venture Properties)	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development and Major Redevelopment Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 2)	$42,750	$106	$42,856	$38,598	$1,627	$40,225
Percentage rents	1,382	—	1,382	1,333	—	1,333
Tenant reimbursements	20,445	1	20,446	18,923	406	19,329
Outparcel sale	215	—	215	—	—	—
Other (see components on page 2)	5,036	—	5,036	5,133	1	5,134
Total Revenues	69,828	107	69,935	63,987	2,034	66,021

Expenses:
Property operating expenses	(14,461)	7	(14,454)	(14,446)	(213)	(14,659)
Real estate taxes	(8,842)	(11)	(8,853)	(7,343)	(236)	(7,579)
Total recoverable expenses	(23,303)	(4)	(23,307)	(21,789)	(449)	(22,238)
Provision for doubtful accounts	(4,142)	(30)	(4,172)	(964)	(110)	(1,074)
Other operating expenses (see components on page 3)	(2,596)	(28)	(2,624)	(2,709)	(70)	(2,779)
Costs related to the sale of an outparcel	(69)	—	(69)	—	—	—
Real estate depreciation and amortization	(19,034)	(20)	(19,054)	(15,704)	(441)	(16,145)
Non-real estate depreciation and amortization	(522)	—	(522)	(522)	—	(522)
General and administrative	(5,497)	(13)	(5,510)	(4,954)	(31)	(4,985)
Total Expenses	(55,163)	(95)	(55,258)	(46,642)	(1,101)	(47,743)

Operating Income	14,665	12	14,677	17,345	933	18,278

Interest income	2	1	3	330	1	331
Interest expense	(15,703)	—	(15,703)	(15,966)	(771)	(16,737)
Loan fee amortization	(985)	—	(985)	(2,138)	(21)	(2,159)
Equity in (loss) income of unconsolidated real estate entities, net	(3,474)	—	(3,474)	265	—	265
Loss from continuing operations	(5,495)	13	(5,482)	(164)	142	(22)
Discontinued Operations:
Income from operations	13	(13)	—	142	(142)	—
Net loss	(5,482)	—	(5,482)	(22)	—	(22)
Allocation to noncontrolling interest	263	—	263	182	—	182

Net (loss) income attributable to Glimcher Realty Trust	(5,219)	—	(5,219)	160	—	160
Preferred share dividends	(6,137)	—	(6,137)	(6,137)	—	(6,137)
Net loss to common shareholders	$(11,356)	$—	$(11,356)	$(5,977)	$—	$(5,977)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended March 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$41,822	$100	$41,922	$37,858	$1,625	$39,483
Termination income	329	—	329	7	—	7
Straight-line rents	599	6	605	733	2	735
Total Minimum Rents	$42,750	$106	$42,856	$38,598	$1,627	$40,225
Components of Other Revenue:
Fee and service income	$2,177	$—	$2,177	$2,065	$—	$2,065
Specialty leasing and sponsorship income	1,946	—	1,946	2,027	1	2,028
Other	913	—	913	1,041	—	1,041
Total Other Revenue	$5,036	$—	$5,036	$5,133	$1	$5,134

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses
Cost of providing services to unconsolidated real estate entities	$1,105	$—	$1,105	$1,035	$—	$1,035
Discontinued development write-offs	126	—	126	—	—	—
Specialty leasing costs	530	—	530	481	—	481
Other	835	28	863	1,193	70	1,263
Total Other Operating Expenses	$2,596	$28	$2,624	$2,709	$70	$2,779

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2012		For the Three Months Ended March 31, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations

Total revenues	$30,570	$10,795	$30,900	$10,985
Operating expenses	(15,160)	(5,196)	(14,975)	(5,232)
Net operating income	15,410	5,599	15,925	5,753
Depreciation and amortization	(9,259)	(3,121)	(9,447)	(3,247)
Other expenses, net	(159)	(63)	(99)	(36)
Interest expense, net	(5,694)	(1,953)	(6,148)	(2,201)
Impairment loss	(7,562)	(3,932)	—	—
Net (loss) income	(7,264)	(3,470)	231	269
Preferred dividend	(8)	(4)	(8)	(4)
Net (loss) income available to partnership	$(7,272)	$(3,474)	$223	$265

GPLP's share of (loss) income from investment in unconsolidated entities	$(3,474)		$265

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(11,356)	$(5,977)	$(22,376)	$(4,656)	$28,018	$(4,991)
Real estate depreciation and amortization	19,054	16,145	16,744	17,912	16,966	67,767
Equity in loss (income) of unconsolidated entities	3,474	(265)	7,901	(618)	(638)	6,380
Pro-rata share of unconsolidated entities funds from operations	3,564	3,484	3,415	3,614	4,745	15,258
Noncontrolling interest in operating partnership	(263)	(182)	(618)	(122)	710	(212)
Gain on disposition of properties, net	—	—	—	—	(27,800)	(27,800)
FFO (1)	$14,473	$13,205	$5,066	$16,130	$22,001	$56,402

Adjusted Funds from Operations:
FFO	$14,473	$13,205	$5,066	$16,130	$22,001	$56,402
Add back: impairment adjustments on non- depreciable real estate assets	—	—	8,995	—	—	8,995
Add back: write-down of Tulsa Promenade note receivable	3,322	—	—	—	530	530
Add back: swap termination fees	—	819	—	—	—	819
Add back: write-off of deferred loan fees and defeasance charges	—	729	739	—	498	1,966
Adjusted Funds from Operations	$17,795	$14,753	$14,800	$16,130	$23,029	$68,712

Weighted average common shares outstanding - diluted (2)	120,693	101,562	105,753	110,668	111,771	107,493

FFO per diluted share	$0.12	$0.13	$0.05	$0.15	$0.20	$0.52
Adjustments: write-off of deferred loan fees, defeasance charges, impairments, and swap termination fees	0.03	0.02	0.09	—	0.01	0.11
Adjusted FFO per diluted share	$0.15	$0.15	$0.14	$0.15	$0.21	$0.64

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	67.8%	68.8%	71.5%	68.6%	48.5%	62.6%

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,315	$1,088	$1,247	$1,091	$1,174	$4,600
Straight-line adjustment as an increase to FFO	$605	$735	$800	$963	$532	$3,030
Fair value of debt amortized as an increase to interest expense	$(65)	$(65)	$(66)	$(65)	$(66)	$(262)
Intangible and inducement amortization as a net increase (decrease) to base rents (continuing and discontinued operations)	$6	$(53)	$(95)	$(387)	$(30)	$(565)
Discontinued development write-off's	$126	$—	$—	$27	$73	$100

(1)	Previous reported quarterly FFO amounts have been adjusted to exclude any impairments recognized on depreciable real estate assets.

(2)	Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(7,272)	$223	$(15,328)	$1,400	$2,043	$(11,662)
Real estate depreciation and amortization	9,223	9,388	9,736	8,808	8,810	36,742
Impairment loss	7,562	—	15,149	—	2,097	17,246
FFO	$9,513	$9,611	$9,557	$10,208	$12,950	$42,326

Pro-rata share of unconsolidated entities funds from operations	$3,564	$3,484	$3,415	$3,614	$4,745	$15,258

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as an increase (decrease) to base rent	$6	$104	$(68)	$100	$42	$178
Intangible amortization as an increase to minimum rents	$340	$340	$334	$327	$340	$1,341
Straight-line adjustment - ground lease expense	$(127)	$(124)	$(125)	$(124)	$(125)	$(498)
Impairment loss	$(3,932)	$—	$(7,877)	$—	$(1,090)	$(8,967)
Loan fee amortization	$(76)	$(77)	$(78)	$(78)	$(73)	$(306)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(5,219)	$160	$(16,239)	$1,481	$34,155	$19,557
Interest expense (continuing and discontinued operations)	15,703	16,737	17,528	16,588	16,114	66,967
Loan fee amortization (continuing and discontinued operations)	985	2,159	1,363	1,162	1,435	6,119
Taxes (continuing and discontinued operations)	237	266	261	219	48	794
Depreciation and amortization (continuing and discontinued operations)	19,576	16,667	17,288	18,455	17,511	69,921
EBITDA	31,282	35,989	20,201	37,905	69,263	163,358
Allocation to noncontrolling interest	(263)	(182)	(618)	(122)	710	(212)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	9,073	5,490	13,535	5,181	6,318	30,524
Impairment loss	—	—	8,995	—	—	8,995
Add back: write down of Tulsa Promenade note receivable	3,322	—	—	—	—	—
Gain on disposition of properties, net	—	—	—	—	(27,800)	(27,800)
Adjusted EBITDA	$43,414	$41,297	$42,113	$42,964	$48,491	$174,865

Operating Ratios:
General and administrative / total revenues	7.9%	7.7%	7.9%	8.1%	6.7%	7.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.7%	86.8%	85.4%	83.7%	87.0%	85.7%

Earnings per Share:
Weighted average common shares outstanding - basic	117,517	98,234	102,406	107,444	108,576	104,220
Weighted average common shares outstanding - diluted	120,271	101,220	105,351	110,252	111,771	107,101

(Loss) earnings per share - basic	$(0.10)	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)

(Loss) earnings per share - diluted	$(0.10)	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF JOINT VENTURE PROPERTIES)
(in thousands)

	Three Months Ended March 31,
	2012	2011	Variance

Operating Income	$14,665	$17,345	$(2,680)

Depreciation and amortization	19,576	16,667	2,909
General and administrative	5,510	4,985	525
Proportionate share of joint venture Comparable NOI	5,284	5,305	(21)
Non comparable Properties (1)	(3,898)	(1,004)	(2,894)
Termination and outparcel net income	(475)	(7)	(468)
Straight line rents	(605)	(735)	130
Write-down of Tulsa note receivable	3,322	—	3,322
Other (2)	(1,116)	(743)	(373)

Comparable NOI	$42,263	$41,813	$450

Comparable NOI increase			1.1%

(1) Community Centers, Scottsdale Quarter, and Town Center Plaza
(2) Other adjustments include fee income, discontinued development costs, non-property income and expenses, intangible amortization of above/below market leases and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2012	2011
	Mar. 31	Dec. 31
Assets:
Land	$308,476	$312,496
Buildings, improvements and equipment	1,890,367	1,876,048
Developments in progress	51,534	46,530
	2,250,377	2,235,074
Less accumulated depreciation	645,372	634,279
Property and equipment, net	1,605,005	1,600,795

Deferred leasing costs, net	23,812	24,505
Real estate assets held-for-sale	9,379	4,056
Investment in and advances to unconsolidated real estate entities	120,007	124,793
Investment in real estate, net	1,758,203	1,754,149

Cash and cash equivalents	134,793	8,876
Non-real estate assets associated with property held-for-sale	131	—
Restricted cash	15,406	18,820
Tenant accounts receivable, net	22,611	26,873
Deferred expenses, net	14,527	15,780
Prepaid and other assets	34,961	36,601
Total Assets	$1,980,632	$1,861,099

Liabilities and Equity:
Mortgage notes payable	$1,177,949	$1,175,053
Notes payable	—	78,000
Other liabilities associated with property held-for-sale	143	127
Accounts payable and accrued expenses	41,970	45,977
Distributions payable	20,354	18,013
Total Liabilities	1,240,416	1,317,170

Equity:
Series F cumulative preferred shares	60,000	60,000
Series G cumulative preferred shares	222,074	222,074
Common shares of beneficial interest	1,395	1,160
Additional paid-in capital	1,234,953	1,016,188
Distributions in excess of accumulated earnings	(791,871)	(766,571)
Accumulated other comprehensive loss	(515)	(483)
Total Glimcher Realty Trust Shareholders' Equity	726,036	532,368
Noncontrolling interest	14,180	11,561
Total equity	740,216	543,929
Total Liabilities and Equity	$1,980,632	$1,861,099

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2012	2011
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.22	$9.25	$9.50	$7.08	$9.20

Market Capitalization Ratio:
Common shares outstanding	139,439	99,895	107,158	107,489	115,975
Operating partnership units outstanding	2,728	2,986	2,889	2,789	2,789
Total common shares and units outstanding at end of period	142,167	102,881	110,047	110,278	118,764
Valuation - Common shares and operating partnership units outstanding	$1,452,947	$951,649	$1,045,447	$780,768	$1,092,629
Preferred shares	282,074	282,074	282,074	282,074	282,074
Total wholly-owned debt (end of period)	1,177,949	1,296,696	1,251,262	1,257,393	1,253,053
Total market capitalization	$2,912,970	$2,530,419	$2,578,783	$2,320,235	$2,627,756

Debt / Market capitalization	40.4%	51.2%	48.5%	54.2%	47.7%
Debt / Market capitalization including pro-rata share of joint ventures	43.5%	54.1%	51.5%	57.1%	50.6%

			2012
Credit Facility Debt Covenant Requirements:	Facility Requirements		Mar. 31
Maximum Corporate Debt to Total Asset Value	60.0%		45.1%
Minimum Interest Coverage Ratio	1.75	x	2.37	x
Minimum Fixed Charge Coverage Ratio	1.40	x	1.51	x
Maximum Recourse Debt	12.5%		4.2%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
			Interest Rates
Fixed Rate	Mar 31, 2012	Dec 31, 2011	2012	2011	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
Dayton Mall	$50,194	$50,529	8.27%	8.27%	(i)	(a)	$49,864	(d)
Polaris Fashion Place	127,787	128,570	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	142,993	143,846	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	98,989	99,551	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	53,990	54,309	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	55,800	55,999	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	68,566	68,829	4.91%	4.91%		(a)	$64,577	October 1, 2015
River Valley Mall	47,917	48,097	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,239	41,388	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	54,007	54,153	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	44,140	44,277	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,681	41,833	4.90%	4.90%		(a)	$34,569	July 6, 2021
Town Center Plaza	76,908	—	5.00%	—		(a)	$52,465	(l)
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	983,211	910,381
Variable Rate
Colonial Park Mall	40,000	40,000	3.40%	3.41%	(g)	(k)	$40,000	(f)
Scottsdale Quarter	140,633	140,633	2.85%	2.86%	(h)	(b)	$140,633	May 29, 2012
Scottsdale Quarter Phase III Fee Interest	15,000	15,000	3.14%	3.20%	(j)	(b)	$15,000	June 1, 2012
	195,633	195,633

Other
Fair Value Adjustment - Merritt Square Mall	(895)	(961)
Extinguished Debt	—	70,000		3.30%
Total Mortgage Notes Payable	$1,177,949	$1,175,053

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest.

(d)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)
The loan matured on April 23, 2012, however, the Company exercised its option to extend the maturity date to April 23, 2013. In April 2012, the Company reduced the loan by $6.2 million to a balance of $33.8 million.

(g)
Interest rate of LIBOR plus 300 basis points, increasing to 350 basis points during the extension period. $30 million has been fixed through a swap agreement at a rate of 3.45% at March 31, 2012 and December 31, 2011.

(h)	Interest rate of LIBOR plus 250 basis points. $125 million was fixed through a swap agreement at a rate of 2.86% at March 31, 2012 and December 31, 2011.

(i)	Interest rate escalates after optional prepayment date.

(j)	Interest rate of LIBOR plus 290 basis points.

(k)	The loan requires monthly payments of interest only through the maturity date. During the extension period, monthly payments of principal and interest are required.

(l)	The loan has a 15 year term based on a call date of February 1, 2027.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options (e)
Description	Initial Maturity	Extension Option	Interest Rate	Balance 3/31/2012	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Colonial Park Mall (a)	04/2012	04/2013	3.40%	$40,000	$—	$40,000
Scottsdale Quarter (b)	05/2012	05/2013	2.85%	140,633	—	140,633
Scottsdale Quarter Phase III Fee Interest (c)	06/2012	12/2012	3.14%	15,000	15,000
Dayton Mall	07/2012		8.27%	50,194	50,194
Polaris Fashion Place	04/2013		5.24%	127,787	2,373	125,414
Jersey Gardens	06/2014		4.83%	142,993	2,585	3,629	$136,779
The Mall at Fairfield Commons	11/2014		5.45%	98,989	1,703	2,409	94,877
Supermall of the Great Northwest	02/2015		7.54%	53,990	972	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	55,800	593	842	889	53,476
Scottsdale Quarter Fee Interest	10/2015		4.91%	68,566	789	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	47,917	532	770	815	863	$44,937
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	—	60,000
Eastland Mall	12/2016		5.87%	41,239	448	641	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	54,007	434	633	677	726	766	$50,771
Grand Central Mall	07/2020		6.05%	44,140	409	589	626	665	700	41,151
Ashland Town Center	07/2021		4.90%	41,681	457	646	679	714	744	38,441
Town Center Plaza	02/2027		5.00%	76,908	850	1,185	1,245	1,309	1,375	70,944
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(895)	(196)	(262)	(262)	(175)	—	—

Total Wholly Owned Maturities (d)				$1,177,949	$77,143	$319,650	$239,693	$173,886	$147,270	$220,307

Total Joint Venture Maturities (pro-rata share)				$156,890	$72,323	$49,653	$536	$34,378	$—	$—

Total Wholly Owned and Joint Venture Maturities				$1,334,839	$149,466	$369,303	$240,229	$208,264	$147,270	$220,307

(a)
$30 million of the loan has been fixed through an interest rate swap agreement and the remaining $10 million incurs interest at a rate of LIBOR plus 300 basis points. The Company exercised its option to extend the maturity date to April 23, 2013. In April 2012, the Company reduced the loan by $6.2 million to a balance of $33.8 million.

(b)	$125 million of the loan has been fixed through an interest rate swap agreement and the remaining $15.6 million incurs interest at a rate of LIBOR plus 250 basis points.

(c)	Loan incurs interest at a rate of LIBOR plus 290 basis points.

(d)	Weighted average interest rate for the fixed rate mortgage debt was 5.4% as of March 31, 2012 with an initial weighted average maturity of 3.7 years when considering available extension options.

(e)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

					Principal Payments
Description	Interest Rate 3/31/2012	Loan Terms	Final Maturity	Balance 3/31/2012	2012	2013	2014	2015

Fixed Rate Mortgages
Puente Hills Mall	2.74%	(a)	June 1, 2012	$44,178	$44,178
WestShore Plaza	5.09%	(b)	September 9, 2012	85,690	85,690
Lloyd Center	5.42%	(b)	June 11, 2013	120,334	2,147	$118,187
Pearlridge Center	4.60%	(c)	November 1, 2015	175,000	—	431	$2,681	$171,888
Total Fixed Rate Mortgages				425,202	132,015	118,618	2,681	171,888

Variable Rate Mortgages
Tulsa Promenade (f)	5.25%	(d)	March 14, 2012	27,277	27,277
Town Square at Surprise	5.50%	(e)	December 31, 2013	4,646	64	4,582	—	—
Total Variable Rate Mortgages				31,923	27,341	4,582	—	—

Total Joint Venture Mortgages				$457,125	$159,356	$123,200	$2,681	$171,888

Joint Venture Debt (Pro-Rata Share)				$156,890	$72,323	$49,653	$536	$34,378

(a)	Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap agreement.

(b)	The loan requires monthly payments of principal and interest.

(c)	The loan requires monthly payments of interest only until November 2013.

(d)
Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will also be used to reduce the principal balance on a quarterly basis. The Company is in discussions with the lender regarding an extension of the existing loan.

(e)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of principal and interest.

(f)	Mortgage note payable associated with a property held-for-sale.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2012 (2)	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Total Occupancy
Core Malls (3)	93.8%	94.8%	94.3%	93.6%	94.1%
Mall Portfolio - excluding Joint Ventures	92.9%	93.9%	93.3%	92.4%	93.2%

Occupancy Cost (4)	11.0%	11.2%	11.4%	11.8%	12.3%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)
The Company placed the square footage for the completed phases of our Scottsdale Quarter project in service during the second quarter of 2011.  Excluding the impact of Scottsdale Quarter, total occupancy for core malls was 94.1% during the first quarter of 2012.

(3)	Includes the Company's joint venture malls.

(4)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2012:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Rollover Leases	Total	New Leases	Rollover Leases	Total
Mall Anchors	42,878	82,374	125,252	$48.68	$11.78	$22.14
Mall Non-Anchor	68,527	197,695	266,222	$28.88	$31.20	$30.51

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2012, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Rollover Leases	Total	New Leases	Prior Tenants	Rollover Leases	Prior Rent	Total New/Rollover	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended March 31, 2012
Mall Anchors	—	58,159	58,159	$—	$—	$11.78	$11.78	$11.78	$11.78	—%
Mall Non-Anchor	59,705	154,769	214,474	$29.52	$25.18	$30.92	$29.84	$30.53	$28.55	7%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of March 31, 2012

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Mar. 2012	Avg. Mall Store Sales PSF (1) Mar. 2011	Total Mall Occupancy 3/31/12	Total Mall Occupancy 3/31/11	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	414,824
	Dayton Mall	Dayton, OH	61	1,396,241
	Eastland Mall	Columbus, OH	32	999,598
	Grand Central Mall	Parkersburg, WV	>100	846,458
	Jersey Gardens	Elizabeth, NJ	1	1,296,197
	Lloyd Center (JV)	Portland, OR	23	1,456,974
	Mall at Fairfield Commons	Dayton, OH	61	1,138,303
	Mall at Johnson City	Johnson City, TN	>100	569,518
	Merritt Square Mall	Merritt Island, FL	27	807,667
	Morgantown Mall	Morgantown, WV	>100	557,528
	Northtown Mall	Minneapolis, MN	16	694,347
	Pearlridge Center (JV)	Honolulu, HI	55	1,144,443
	Polaris Fashion Place	Columbus, OH	32	1,550,886
	Scottsdale Quarter	Scottsdale, AZ	12	518,616
	Town Center Plaza	Leawood, KS	29	437,192
	Weberstown Mall	Stockton, CA	78	857,955
	WestShore Plaza (JV)	Tampa, FL	19	1,071,539
				15,758,286	$459	$421	94.4%	95.6%	85%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Mar. 2012	Avg. Mall Store Sales PSF (1) Mar. 2011	Total Mall Occupancy 3/31/12	Total Mall Occupancy 3/31/11	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	740,824
	Indian Mound Mall	Columbus, OH	32	556,939
	New Towne Mall	New Philadelphia, OH	>100	512,260
	Puente Hills Mall (JV)	City of Industry, CA	2	1,103,804
	River Valley Mall	Columbus, OH	32	584,715
	Supermall of the Great NW	Seattle, WA	15	932,495
	Tulsa Promenade (JV)	Tulsa, OK	53	926,456
				5,357,493	$259	$245	92.2%	89.7%	15%

TOTAL MALL ASSETS				21,115,779	$414	$376	93.8%	94.1%

TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				15,412,563	$425	$380	92.9%	93.2%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the three months ended March 31, 2012 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 3,891,883 sf which is owned by the tenants.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2012

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	47	215,926	$5,436,322	2.4%
Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	26	316,827	4,667,770	2.0%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	42	175,047	4,563,189	2.0%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree, Janie & Jack, Crazy 8	21	434,416	4,400,128	1.9%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	33	58,761	4,253,759	1.8%
AMC Entertainment, Inc.		2	148,344	4,189,000	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,685,330	3,683,642	1.6%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.5%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,342	3,087,525	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	109,351	2,966,498	1.3%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	35	84,115	2,751,848	1.2%
Finish Line, Inc.	Finish Line, Man Alive	20	109,477	2,415,907	1.0%
Saks Incorporated	Saks Fifth Avenue Off 5th Outlet, Saks Fifth Avenue	3	228,156	2,360,100	1.0%
Aeropostale, Inc.	Aeropostale, PS From Aeropostale	24	85,843	2,290,440	1.0%
Total tenants representing > 1.0%		380	7,927,445	$57,861,804	25.0%

 Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2012

 Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	47	215,926	$5,436,322	2.4%
Foot Locker, Inc.	42	175,047	$4,563,189	2.0%
Signet Jewelers, Ltd.	33	58,761	$4,253,759	1.9%
Gap, Inc.	23	254,518	$3,442,364	1.5%
Genesco, Inc.	49	76,342	$3,087,525	1.4%
American Eagle Outfitters, Inc.	18	109,351	$2,966,498	1.3%
Luxottica Group	35	84,115	$2,751,848	1.2%
Finish Line, Inc.	20	109,477	$2,415,907	1.1%
Aeropostale	24	85,843	$2,290,440	1.0%
Zale Corp.	28	27,543	$2,283,740	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	11.8%
Macy's, Inc.	11	1,965,177	$658,630	9.3%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.7%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,502,419	5.3%
Dillard's	3	522,967	$—	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,364,262	1.9%
Dick's Sporting Goods, Inc.	4	229,000	$2,039,000	1.1%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$—	0.9%

 Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2012

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2012	505	115,987	1,091,907	1,207,894	6.0%	$1,643,343	$23,208,727	$24,852,070	$14.17	$24.40	10.8%
2013	458	472,517	1,219,407	1,691,924	8.4%	1,999,294	23,245,018	25,244,312	$4.23	$23.36	11.0%
2014	357	1,043,051	815,207	1,858,258	9.2%	6,570,005	22,046,630	28,616,635	$6.30	$31.24	12.4%
2015	270	1,363,571	833,130	2,196,701	10.9%	8,691,034	19,789,523	28,480,557	$7.16	$27.63	12.4%
2016	200	1,128,959	634,344	1,763,303	8.8%	4,355,745	16,681,329	21,037,074	$4.13	$29.77	9.1%
Thereafter	746	8,512,704	2,890,516	11,403,220	56.7%	31,260,107	70,687,757	101,947,864	$7.98	$27.00	44.3%
	2,536	12,636,789	7,484,511	20,121,300	100.0%	$54,519,528	$175,658,984	$230,178,512	$6.97	$26.83	100.0%

(1)	The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2012			Three months ended March 31, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$4,429	$—	$4,429	$7,433	$—	$7,433

Redevelopment and renovation projects	$1,453	$17	$1,470	$107	$23	$130

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,323	$1,313	$2,636	$1,144	$64	$1,208
Non-anchor stores	2,716	453	3,169	2,426	233	2,659
Operational capital expenditures	1,304	294	1,598	1,040	325	1,365
Total Property Capital Expenditures	$5,343	$2,060	$7,403	$4,610	$622	$5,232

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 3/31/12 (1)	Opening Date	Estimated Project Initial Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter- Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,450	Q4-2013 - Q4-2014	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments Jersey Gardens- Elizabeth, NJ Supermall- Seattle, WA	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$1,000	Jersey- Spring 2013 Seattle- Fall 2013	7% - 9%

(1)	Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.